Exhibit 99.1

Chimerix, Inc 41 st Annual J.P. Morgan Healthcare Conference January 12, 2023

2 2 Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward - looking statements include those relating to, among other things: the timing of initiation, progress and completion of ONC201 Phase 3 clinical development; the timing and outcomes of any FDA interactions; the probability of success of our ONC201 development program, and Chimerix’s financial strength. Among the factors and risks that could cause actual results to differ materially from those indicated in the forward - looking statements are risks associated with the sale of TEMBEXA to Emergent; the anticipated benefits of the sale of TEMBEXA may not be realized; the anticipated benefits of the acquisition of Oncoceutics may not be realized; risks that Chimerix’s reliance on a sole source third - party manufacturer for drug supply; risks that ongoing or future trials may not be successful or replicate previous trial results; results from historical studies may not be predictive of real - world results or of results in subsequent trials; risks that the benefits from our planned workforce reduction may not be realized; risks and uncertainties relating to competitive products and technological changes that may limit demand for our drugs; risks that our drugs may be precluded from commercialization by the proprietary rights of third parties; and additional risks set forth in the Company's filings with the Securities and Exchange Commission. These forward - looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward - looking statements.

Investment highlights

High probability of success for Phase 3 ACTION study of ONC201

- Phase 2 study designed to isolate single agent activity in difficult treatment setting
- Durable responses associated with OS and other forms of clinical benefit
- Numerous independent and natural disease history studies support potential survival advantage
- Genetically selected patient population limits patient heterogeneity

Low barriers to commercial potential for ONC201

- Terminal disease with no effective therapeutic options
- High awareness for program within neuro-oncology community
- U.S. patent exclusivity through at least 2037
- Global revenue potential of ~$750m in first indication alone

Corporate capability and financial flexibility

- Leadership team successfully executed large scale studies and regulatory approvals
- Strong balance sheet fully funds ACTION study, leveraged external funding to support pipeline
- Opportunity for continued non-dilutive TEMBEXA milestones and royalties adds flexibility
- Track record of objectivity in creating paths to capture value

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Deep pipeline across all development stages

	Preclinical	Phase 1	Phase 2	Registrational	Approved	Collaborators

ONC201 (Dordaviprone)

H3 K27M-mutant glioma (orphan drug,[1] fast track[2] and rare pediatric disease designations[3])

IITs- signal finding, multiple oncology indications/combinations

ONC206

Solid tumors

Collaborators: NIH National Institutes of Health; Pacific Pediatric Neuro-Oncology Consortium

ONC212

IND-enabling studies

Collaborators: The University of Texas MD Anderson Cancer Center; Brown

CMX521

SARS-CoV-2

Collaborators: READDI[4]

TEMBEXA® partnered with Emergent BioSolutions

Smallpox (orphan drug designation) — APPROVED June 4, 2021

Collaborators: BARDA; emergent

1. Malignant glioma
2. Adult recurrent H3 K27M-mutant high-grade glioma
3. H3 K27M-mutant glioma
4. Rapidly Emerging Antiviral Drug Development Initiative

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ONC201 (Dordaviprone) Phase 2 Efficacy Analysis

H3 K27M-mutant diffuse glioma: high unmet need

- H3 K27M mutation is predominantly found among diffuse midline gliomas (DMGs) in young adults and children
- Frontline radiotherapy remains standard of care with transient benefit; resection often not feasible
- DMGs harboring the H3 K27M mutation are WHO Grade IV; historically invariably lethal
- Studies consistently indicate longer OS of ONC201-treated glioma patients relative to diverse external controls


K27M
K27M
K27M

Histone H3 Mutations in CNS Tumors[1]

External analysis reported at SNO 2022[2]


Frontline H3 K27M DMG
ONC201 (n=35): 26.3mo mOS
No ONC201 (n=274): 12mo mOS
P<0.0001
Overall survival (%)
Time from diagnosis (months)
Recurrent H3 K27M DMG
ONC201 (n=37): 16.2mo mOS
No ONC201 (n=99): 8.1mo mOS
P=0.05
survival (%)
Time from recurrence (months)

Company Sponsored Studies

	Natural Disease History: Recurrent H3 K27M and/or DMG[3] (n=43)	ONC201 Phase 2: Recurrent H3 K27M DMG (n=50)
Median OS,mo (95% CI)	5.1 (3.9-7.7)	13.7 (8-20.3)
OS @ 12mo (95% CI)	23.6% (11.7-37.9)	57% (41-70)
OS @ 24mo (95% CI)	11.1% (3.3-24.2)	35% (21-49)

[1] Lulla RR et al. Sci Adv. 2016;2(3):e1501354
[2] Sunjong Ji, B.S. et al, "Clinical efficacy and predictive biomarkers of ONC201 in H3 K27M-mutant diffuse midline glioma", Society of Neuro-oncology 2022
[3] The median OS was 5.1 months for the subset of patients with H3 K27M-mutant diffuse glioma excluding DIPG, CSF dissemination, spinal or leptomeningeal disease (N=12), OS at 12 mos was 25.0%, OS at 24 mos was 16.7%

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7 • Strict selection criteria to ensure responses attributable to single agent treatment • Responses require both imaging and clinical criteria • Dual reader blinded independent central review (BICR) • Growing consensus that assessment of enhancing and non - enhancing disease (RANO - HGG and RANO - LGG criteria) is needed for diffuse midline glioma ONC201 waterfall plot – 30% RANO HGG / LGG response RANO HGG (enhancing) • 20% response • 40% disease control RANO LGG (non - enhancing) • 26% response • 42% disease control ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M - mutant Diffuse Midline Glioma

8 Clinically meaningful and durable RANO - HGG responses SPD=sum of products of perpendicular diameters (target enhancing lesions per BICR) Only patients with measurable target enhancing lesions by BICR at baseline and with post - baseline evaluations are included. Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment M RI ; one patient did not have measurable target lesion. Duration of response, median (95% CI) 11.2 months (3.8 – not reached) Time to response, median (range) 8.3 months (1.9 – 15.9) ONC201 Phase 2 Efficacy Analysis by BICR in Recurrent H3 K27M - mutant Diffuse Midline Glioma

9 Treatment - related Adverse Events, Integrated Safety Data Set, (N=211 glioma patients) 1 Related TEAEs All grades Grade > 3 Any Treatment - related AE 55.5% 11.8% Fatigue 21.8% 2.8% Nausea 20.4% 0 Vomiting 14.2% 0.5% Headache 8.5% 0.5% Lymphocyte count decreased 6.6% 0.5% Decreased appetite 5.7% 0 White blood cell count decreased 4.7% 0.5% ALT increased 4.3% 0.5% Hypophosphataemia 4.3% 0 Neutrophil count decreased 3.8% 0.5% Anaemia 3.3% 0 Diarrhea 3.3% 0 ONC201 Safety 1. Reported in ONC201 Investigator Brochure 2. Preliminary results from ONC201 - 101, Part A Healthy Adult Study 2 Incidence of ONC201 - related Adverse Events Treatment - related Adverse Events in > 3% patients • Dose modifications / discontinuations uncommon • Most common events: headache, fatigue, nausea and vomiting • Treatment - related AEs generally Grades 1 & 2 • Most common treatment - related event was fatigue 125 mg N=33 375 mg N=15 625 mg N=45 Any treatment - related AE 33.0% 20.0% 49.0% Grade 1 33.0% 20.0% 49.0% Grade 2 0 0 0 Grade 3 - 5 0 0 0

10 Experimental Agent Ph2 Design Biomarker Response criteria Confounded by anti - angiogenic pseudo response ORR Duration of response 6 month PFS Approved? ONC201 – Ph2 rDMG Single agent H3 K27M RANO BICR No 20 - 30% 11.2 35% To be determined Temozolomide Single agent - Levin No 5% ? 21% Yes (OS) Bevacizumab Various - Various Yes 20 - 70% 4 - 6 18 - 50% Yes (AA per ORR, PFS) Cediranib Single agent - MacDonald Yes 27% ? 26% No Rindopepimut Combo + Avastin EGFRv3 RANO Yes 30% 7.8 28% No Depatuxizumab mafodotin Single agent - RANO No 7% 6.7 29% No Enzastaurin Combo + Avastin - RANO Yes 22% ? 21% No Strong rationale for phase 3 success relative to recent GBM trials Positive Neutral Negative Characteristics WKA Yung, et al, British Journal Cancer, Aug 8, 2000; Teri Kreisl , et all, Journal Clinical Onocoloy,2009, Feb 10;27(5);740 - 5; Tracy Batchelor, et. all, Journal of Clinical Oncology, vol28, issue 17, Jun 10, 2010; David Reardon, et al, Clin Cancer Research Apr 2020; 26(7)1586 - 1594; Martin va n den Bent, et al, Cancer Chemo & Pharma, 26 Oct 2017 80, 1209 - 1217; Yazmin Odia, et al, Journal Neuro - Oncology 127, 127 - 125 (2016)

ONC201 Phase 3 ACTION Study Summary

Pivotal Phase 3 ACTION trial design

Now enrolling, a randomized, double-blind, placebo-controlled, multicenter international study in 450 newly diagnosed diffuse glioma patients whose tumor harbors an H3 K27M-mutation.

Key Patient Inclusion

- H3 K27M-mutant diffuse glioma[1]
- Radiation therapy recently completed
- KPS $\geq$ 70 at time of randomization
- Stable steroid dose
- No prior bevacizumab
- No temozolomide within three weeks

Treatment

- ONC201 twice weekly (625mg ONC201 day 1 + day 2)
- ONC201 weekly (625mg ONC201 day 1 + placebo day 2)
- Placebo (Placebo day 1 + placebo day 2)

Endpoints

- Primary: Overall Survival
- PFS (alpha-allocated)
- Secondary: steroid response, performance status, QoL, neurologic function

1. Excludes DIPG and spinal tumors

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13 Multiple unique aspects to ONC201 data support translation to phase 3 success Isolated, durable single agent activity Consistency across multiple endpoints Enhanced activity not required, but likely • Responses not confounded by combination treatments • Responses were gradual, durable, and multi - focul • Responses observed via most stringent criteria in blinded assessment • Earlier setting associated with higher response rate (performance status, tumor volume) • Addition of higher - dose study arm • Biomarker selection supports patient homogeneity • Responses highly associated with other forms of clinical benefit • PFS and OS favorable to historical benchmarks • Multiple separate analyses suggest longer survival of patients who received ONC201

Design provides multiple paths for success

Interim data expected in early 2025 and final data in 2026

Independent comparisons for each ONC201 arm versus control will be made at each timepoint.

First OS[1] Interim

- ~164 events
- Success at HR[3]=0.52

PFS by RANO HGG[2]

- ~286 events
- Success at HR=0.68

Second OS Interim

- ~246 events
- Success at HR=0.64

Final OS

- ~327 events
- Success at HR=0.73

Powering assumptions 0.65 expected HR for OS and 0.60 expected HR for PFS

1. Overall Survival (OS)
2. Progression-free survival (PFS). PFS may provide valuable data for regulatory discussions.
3. Hazard Ratio

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15 • No approved therapies for H3 K27M mutant glioma, ONC201 is the leading program targeting this mutation globally • Potential market opportunity up to ~$750 million • Approximately 5,000 patients in top seven markets • Ultra - orphan indication drug pricing • H3 K27M mutations most often in children / young adults (little to no exposure to Medicare) • Low barriers to adoption - No effective alternative therapies - High unaided awareness among neuro - oncologists - Mutation routinely identified by existing diagnostics - Longer - term, potentially combinable with other glioma therapies • Patent protection for lead indication into 2037 - potential U.S. patent term extension (up to five years) H3 K27M - mutant glioma: rapid ramp to peak revenue expected

Corporate Update

17 17 1. National Institute of Health 2. Pacific pediatric Neuro - oncology consortium 3. Rapidly Emerging Antiviral Drug Development Initiative Ongoing pipeline development • ONC206 potentially differentiated DRD2 antagonist + ClpP agonist - Enrolling in 2 dose escalation clinical trials for adult and pediatric CNS tumors at NIH 1 and PNOC 2 • ONC212 GPR132 + ClpP agonist - GLP - tox studies ongoing to potentially advance to IND, work performed with support of grant from Brown University • CMX521 anti - SARS - CoV - 2 preclinical activity - $2m grant to fund prodrug formulations and research collaboration with University of North Carolina/READDI 3

18 18 TEMBEXA ® deal term summary Emergent BioSolutions is an experienced biodefense company collaborating with government agencies to protect public health Terms summary: • $238 million received upfront at closing in Q3 2022 • Up to an additional $124 million in potential BARDA procurement milestones • 20% royalty on future U.S. gross profit with volumes above 1.7 million courses of therapy • 15% royalty of all international gross profit • Up to an additional $12.5 million in development milestones

Financial strength supports development through key catalysts

- High probability of success for Phase 3 ACTION study of ONC201
- Low barriers to commercial potential for ONC201
- Corporate capability and financial flexibility

$285 million cash balance at September 30, 2022, no debt

Fully funded Ph 3 program with multiple potential paths to approval

First-Line H3 K27M-mutant diffuse glioma – The ACTION Study

- ✓ *Trial initiated November 2022*
- ✓ *Interim OS data expected early 2025*
- ✓ *Full OS data expected 2026*

Early-stage pipeline leverages external capital

- ✓ *ONC206 dose exploration efficacy signal*
- ✓ *Pre-clinical programs potential to advance to clinic or partner (ONC212, CMX521)*
- ✓ *Robust business development search and evaluation process*

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Chimerix, Inc 41 st Annual J.P. Morgan Healthcare Conference January 12, 2023